FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                               SEMI ANNUAL REPORT
                                 June 30, 1999

The following information contains corrected financial data which replaces that which appears on page 9 of the Semi Annual Report dated June 30, 1999.
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FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED             YEAR ENDED
                                                               JUNE 30, 1999*     DECEMBER 31, 1998
                                                               --------------     -----------------
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INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:

   Net investment income .....................................  $ 1,459,383          $ 3,099,166
                                                                -----------          -----------
   Net increase in net assets resulting from operations ......    1,459,383            3,099,166
                                                                -----------          -----------
DIVIDENDS TO SHAREHOLDERS ....................................   (1,459,383)          (3,099,166)
                                                                -----------          -----------
                                                                      --                   --
                                                                -----------          -----------

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*Unaudited
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